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                                                                   EXHIBIT 10.14

                                 REVOLVING NOTE
                                 --------------

$40,000,000                                                    August 15, 2001
                                                               Fairfax, Virginia

         FOR VALUE RECEIVED, the undersigned corporations (collectively, the Borrowers and individually, a Borrower) hereby jointly and severally promise to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the Lender), at Commercial Loan Services, P.O. Box 26202, Richmond, Virginia 23260-6202, or such other location as the holder hereof may in writing designate, the principal sum of FORTY MILLION AND NO/00 DOLLARS ($40,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers under the Loan Agreement (as defined below)), in lawful money of the United States of America in immediately available funds, on the Termination Date, without defense, offset or counterclaim, and to pay interest on the unpaid principal amount of the Revolving Loans, at such office, in like money and funds, for the period commencing on the date of each Revolving Loan until such Revolving Loan shall be paid in full, at the applicable rate per annum and on the dates provided in the Loan Agreement. The Borrowers may borrow, prepay, and reborrow hereunder in accordance with the provisions of the Loan Agreement.

         The Lender is hereby authorized by the Borrowers to maintain records of the amount of each Revolving Loan made by the Lender, the date such Revolving Loan is made, and the amount of each payment or prepayment of principal of such Revolving Loan received by the Lender. Each Borrower agrees that the amounts so evidenced in such records, absent manifest error, shall constitute conclusive evidence of the amount owed hereunder.

         This Revolving Note is the Revolving Note referred to in the Loan Agreement (as amended, modified or supplemented from time to time, the Loan Agreement), dated as of August 15, 2001, between the Borrowers and the Lender, and evidences Revolving Loans made by the Lender thereunder. Undefined capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Loan Agreement.

         Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         Each Borrower, and every guarantor and endorser hereof, hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Revolving Note.

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         This Revolving Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

         IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed by its duly authorized representative as of the day and year first above written.

                                 BORROWERS:
                                 ----------

                                 SRA INTERNATIONAL, INC., a Delaware corporation

                                 By:  /s/ Stephen C. Hughes
                                      -------------------------------
                                 Name: Stephen C. Hughes
                                       ------------------------------
                                 Title: SVP, CFO
                                        -----------------------------


                                 SYSTEMS RESEARCH AND APPLICATIONS CORPORATION, a Virginia corporation

                                 By:  /s/ Stephen C. Hughes
                                      -------------------------------
                                 Name:  Stephen C. Hughes
                                        -----------------------------
                                 Title: SVP, CFO
                                        -----------------------------


                                 SRA TECHNICAL SERVICES CENTER, INC.,
                                 a Delaware corporation

                                 By:   /s/ Stephen C. Hughes
                                       ------------------------------
                                 Name:  Stephen C. Hughes
                                        -----------------------------
                                 Title: SVP, CFO
                                        -----------------------------





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